U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2004

ISCO, INC.

(Exact Name of Registrant As Specified In Its Charter)

Nebraska	0-4429	47-0461807
(State Or Other Jurisdiction Of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification Number)

4700 Superior Street, Lincoln, Nebraska 68504
(Address of Principal Executive Offices) (Zip Code)

(402) 464-0231

(Telephone Number)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.      Other Events

Teledyne Technologies Incorporated, a Delaware corporation (“Teledyne”), Meadow Merger Sub, Inc., a Nebraska corporation and a wholly owned subsidiary of Teledyne (“Merger Sub”), and Isco, Inc., a Nebraska corporation (“Isco”) have entered into an Agreement and Plan of Merger, dated as of April 7, 2004 (“Merger Agreement”), pursuant to which Merger Sub will merge with and into Isco (the “Merger”), with Isco surviving the Merger.  In the Merger, each issued and outstanding share of common stock, $.10 par value, of Isco will be cancelled and converted into the right to receive $16.00 in cash.

In connection with the Merger, concurrently with the delivery of the Merger Agreement and as a condition to Teledyne’s and Merger Sub’s willingness to enter into the Merger Agreement, Teledyne and Merger Sub have entered into a Stockholder Agreement, dated as of April 7, 2004, with Dr. Robert W. Allington (the “Stockholder Agreement”), pursuant to which Dr. Allington has, among other things, agreed to vote the shares of Isco common stock beneficially owned by him in favor of the Merger and the Merger Agreement and against competing acquisition proposals, in each case subject to and on the conditions set forth in the Stockholder Agreement.

Isco is preparing, for filing with the Securities and Exchange Commission, proxy solicitation material which, when final, will be distributed to the shareholders of Isco seeking approval of the Merger Agreement.  Approval of the Merger will require the affirmative vote of shareholders owning two-thirds (2/3) of the outstanding common stock of Isco.

The Merger Agreement (including the form of Employment Agreement attached as Exhibit B thereto), the Stockholder Agreement and a Press Release jointly issued by Isco and Teledyne on April 8, 2004 are attached as exhibits and are incorporated by reference herein.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits.

2.1                                 Agreement of Plan and Merger, dated as of April 7, 2004, by and among Teledyne Technologies Incorporated, Meadow Merger Sub, Inc. and Isco, Inc.

2.2                                 Stockholder Agreement, dated as of April 7, 2004, by and among Teledyne Technologies Incorporated, Meadow Merger Sub, Inc. and Dr. Robert W. and Mary L. Allington.

2.3                                 Form of Employment Agreement, to be dated as of the Effective Date (as defined in the Merger Agreement) of the Merger, between Isco, Inc. and Dr. Robert W. Allington.

99.1                           Joint Press Release issued by Isco, Inc. and Teledyne Technologies Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO, INC.

By	/s/ Douglas M. Grant

President and Chief Operating Officer

April 8, 2004

(Date)

Exhibit Index

Exhibit No.	Description

2.1	Agreement of Plan and Merger, dated as of April 7, 2004, by and among Teledyne Technologies Incorporated, Meadow Merger Sub, Inc. and Isco, Inc.

2.2	Stockholder Agreement, dated as of April 7, 2004, by and among Teledyne Technologies Incorporated, Meadow Merger Sub, Inc. and Dr. Robert W. and Mary L. Allington.

2.3	Form of Employment Agreement, to be dated as of the Effective Date (as defined in the Merger Agreement) of the Merger, between Isco, Inc. and Dr. Robert W. Allington.

99.1	Joint Press Release issued by Isco, Inc. and Teledyne Technologies Incorporated.